Chartwell Small Cap Value Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated July 14, 2014
to the Prospectus dated March 1, 2014, as amended on March 31, 2014

The following information replaces any inconsistent information which appears in the Prospectus:

Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge if you are:

•	reinvesting dividends or distributions;

•	participating in a fee-based program (such as a wrap account) under which you pay advisory fees to a broker-dealer or other financial institution;

•	a broker-dealer or other financial institution that has entered into an agreement with the Fund’s distributor to offer Fund shares in self-directed investment brokerage accounts;

•
a financial intermediary that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors and financial planners, and (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform;

•	a trust company and bank trust department exercising discretionary investment authority with respect to amounts to be invested in the Fund;

•	a current Trustee of the Trust; or

•
an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund's transfer agent (the "Transfer Agent") can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.  There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed in the event of certain redemptions within 12 months after the end of the month in which such purchase was made.

From its own profits and resources, the Advisor may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund, in accordance with the following fee schedule: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million.  In instances where an authorized dealer agrees to waive its receipt of the finder’s fee described above, the CDSC on Class A shares, generally, will be waived.

Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

Please file this Supplement with your records.